INCOME TAXES - Expected Tax Expense (Benefit) Based on U.S. Federal Statutory Rate (Detail)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Statutory Federal Income Tax Rate	(34.00%)	(34.00%)
State Taxes, Net of Federal Tax Benefit	(5.90%)	(5.00%)
Change in Valuation Allowance	39.90%	39.30%
Change in State Rate	(2.20%)	0.00%
Others	2.20%	(0.30%)
Income Tax Provision (Benefit)	0.00%	0.00%